PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.27

Amendment 3

for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_20P(SL)

This Amendment 3 (this “Amendment”) is made on April 3, 2019 (date) among Longview Aviation Services Inc. (previously known as Longview Aviation Asset Management Inc.) (“LAS”), Viking Air Limited (“Viking”) and Bridger Air Tanker, LLC (“Purchaser’’) for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_20P(SL} (as amended, the “Purchase Agreement”), and supersedes and takes precedence over the applicable terms and conditions defined within the Purchase Agreement. The Parties agree that all capitalized terms used in this Amendment have the meanings defined within the Purchase Agreement, and the Parties agree to amend (or further amend, as applicable) the following sections and/or schedules of the Purchase Agreement:

1.	Inclusion of Aircraft 6

Section 4.l(a) is hereby deleted and replaced in its entirety with the following:

Subject to Section 4.5, LAAM shall cause the Selected Conversion Entity to convert existing CL-215 or CL-215T aircraft carrying serial numbers MSN 1081, MSN 1082, MSN 1083, MSN 1090, MSN 1095 and MSN 1102 (the “Assigned Aircraft”) into Purchased Aircraft in accordance with the relevant Specifications, as supplemented by the Purchaser Selected Optional Features for said Aircraft and as modified by any Work Change Order which has been executed and delivered by Purchaser and LAAM in accordance with Section 4.4. With respect to each Assigned Aircraft, by notice to Purchaser, LAAM shall have the right to re-assign another CL-215 or CL-215T aircraft carrying a different serial number upon the discovery of a defect on a Purchased Aircraft that, in the opinion of LAAM, will adversely impact the project timeline and/or Target Readiness Date of the relevant Purchased Aircraft.

2.	Total Agreement Value

Section 1 of Schedule E is hereby deleted and replaced in its entirety with the following:

Total Agreement Value

The following table, Table 1, illustrates (i) the Purchase Price of each Purchased Aircraft, (ii) the total price of all Aircraft, in addition to the total price of Spares and Equipment, Ferry Services and/or Training Services that have been purchased (via Schedules K through M, where applicable), under this Agreement. Accordingly, the total amount payable by Purchaser to LAAM under this Agreement is US$ [***].

Table 1 (in USD)
Aircraft	Base price			Price for Purchaser Selected Optional Features	Total price per Aircraft
l (AC1)	$	[***	]	—	$	[***	]
2 (AC2)	$	[***	]	—	$	[***	]
3 (AC3)	$	[***	]	—	$	[***	]
4 (AC4)	$	[***	]	—	$	[***	]
5 (AC5)	$	[***	]	—	$	[***	]
6 (AC6)	$	[***	]	—	$	[***	]

Total:					$	[***	]

Private and Confidential

3.	Payment Schedule for AC6

The following table is hereby added to the end of Table 2 in Schedule E:

	Total Price		1st Deposit		2nd Deposit		3rd Payment		Kits Payments	Final Payment
Aircraft 6 (AC6)	[***	]
1. [***] after Amendment signing			[***	]
2. [***] after the acceptance of Aircraft 2 (AC2)					[***	]
3. [***] - [***]% of AC price (ETA to be provided at a later stage, provided that LAS shall provide Purchaser the ETA date no later than [***]							[***	]
4. [***] - total [***]% of AC price • ETA to be provided at a later stage, provided that LAS shall provide Purchaser the ETA date no later than [***]									To be invoiced (in equal payments) and paid by Purchaser [***] totaling [***]

5. Delivery - [***]% of AC price [***]										[***	]

4.	Avionics systems and [***] for AC6

The following statement from the asterisked note under Table 2:

“For the avoidance of doubt, AC3, AC4 and ACS will be delivered with upgraded avionics systems and LAAM shall also use commercially reasonable efforts to deliver AC3, AC4 and ACS with [***] water tanks.”

is hereby deleted and replaced in its entirety with the following:

“For the avoidance of doubt, AC3, AC4, ACS and AC6 will be delivered with upgraded avionics systems and LAAM shall also use commercially reasonable efforts to deliver AC3, AC4, ACS and AC6 with [***] water tanks.”

5.	Schedule F

The complete text of Schedule F is hereby deleted and replaced in its entirety with the following:

Schedule F

Purchased Aircraft & Target Readiness Dates

Please refer to the Notes at Table 2 of Schedule E

CL-415 EAF	Target Readiness Date

Aircraft 1 (First Purchased Aircraft):	[***]

Aircraft 2 (Second Purchased Aircraft):	[***]

Aircraft 3 (Third Purchased Aircraft):	[***]

Aircraft 4 (Fourth Purchased Aircraft):	[***]

Aircraft 5 (Fifth Purchased Aircraft):	[***]

Aircraft 6 (Sixth Purchased Aircraft):	[***]

This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or similar means of electronic communication, and if so executed and delivered, shall be legally binding on the party executing it in such manner.

Private and Confidential

LAS and Purchaser additionally agree that, pursuant to the Purchase Agreement, this Amendment shall constitute an amendment to the Purchase Agreement, and all Sections of the Purchase Agreement that have not been affected or addressed by this Amendment shall remain in full force and effect and, in combination with the changes addressed within this Amendment, shall now constitute the entire agreement between the parties.

[signature page follows]

Private and Confidential

IN WITNESS WHEREOF this Amendment has been executed by the parties’ duly authorized representatives.

Longview Aviation Services Inc.	Bridger Air Tanker, LLC
Per:	Per:

/s/ Robert Mauracher	/s/ Matthew Sheehy
Name: Robert Mauracher	Name: Matthew Sheehy
Title : Chief Operating Officer	Title: Chairman

Viking Air Limited
Per:

/s/ Robert Mauracher
Name: Robert Mauracher
Title : Executive Vice President; Sales & Marketing

Private and Confidential